UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TD Ameritrade Holding Corporation

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TD Ameritrade Holding Corporation

200 South 108th Avenue
Omaha, Nebraska 68154

SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2020

May 22, 2020

These definitive additional materials amend and supplement the definitive joint proxy statement/prospectus dated May 4, 2020, which is referred to in this supplement as the definitive joint proxy statement/prospectus, initially mailed to stockholders on or about May 6, 2020, by TD Ameritrade Holding Corporation, a Delaware corporation, which is referred to in this supplement as TD Ameritrade, for the special meeting of stockholders of TD Ameritrade to be held exclusively online via live audio webcast on June 4, 2020, at 2:00 p.m., Eastern time, which is referred to in this supplement as the TD Ameritrade special meeting. The TD Ameritrade special meeting can be accessed by visiting www.virtualshareholdermeeting.com/AMTD2020, where TD Ameritrade stockholders will be able to listen to the meeting, submit questions and vote online. TD Ameritrade stockholders will need the 16-digit control number included on their proxy card or voting instruction form to join the TD Ameritrade special meeting.

As previously disclosed, on November 24, 2019, TD Ameritrade entered into the Agreement and Plan of Merger, which, as amended on May 14, 2020, is sometimes referred to in this supplement as the merger agreement, by and among The Charles Schwab Corporation, a Delaware corporation, which is referred to in this supplement as Schwab, Americano Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Schwab, which is referred to in this supplement as Merger Sub, and TD Ameritrade, pursuant to which Merger Sub will be merged with and into TD Ameritrade, with TD Ameritrade continuing as the surviving corporation and a wholly owned subsidiary of Schwab, in a transaction that is referred to in this supplement as the merger.

The TD Ameritrade board of directors unanimously recommends that TD Ameritrade stockholders vote “FOR” the approval and adoption of the merger agreement, “FOR” the TD Ameritrade merger-related compensation proposal and “FOR” the TD Ameritrade adjournment proposal.

If any stockholders have not already submitted a proxy for use at the TD Ameritrade special meeting, they are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

If you have any questions concerning the proposals to be voted on at the TD Ameritrade special meeting, the merger, the joint proxy statement/prospectus or this supplement, would like additional copies or need help voting your shares of TD Ameritrade common stock, please contact TD Ameritrade’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders Call Toll-Free: (877) 456-3422

Banks and Brokers Call Collect: (212) 750-5833

The information contained herein speaks only as of May 22, 2020 unless the information specifically indicates that another date applies.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the definitive joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the definitive joint proxy statement/prospectus.

The joint proxy statement/prospectus is hereby amended and supplemented on page 24 by adding the following after the first full paragraph under the section titled “—Required Vote”:

On May 12, 2020, a putative class action complaint challenging the merger was filed in the Delaware Court of Chancery, which is sometimes referred to in this joint proxy statement/prospectus as the Court, asserting a claim against each member of the TD Ameritrade board of directors who was on the TD Ameritrade board of directors when the merger agreement was approved, TD Bank and Schwab. Among other things, the complaint asserts a claim against such directors alleging that the merger violates 8 Del C. § 203, which statute is referred to in this joint proxy statement/prospectus as Section 203 and which claim is referred to in this joint proxy statement/prospectus as the Section 203 claim. The complaint alleges that, prior to the time that the TD Ameritrade board of directors approved the merger agreement and the transactions contemplated thereby, including the merger and the TD Bank voting agreement, Schwab and TD Bank had reached an “agreement, arrangement or understanding” with respect to the voting of TD Bank’s shares of TD Ameritrade common stock in favor of the merger in exchange for an amendment and extension of the insured deposit account agreement, thereby causing Schwab to become the “owner” of those shares and an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203. The Plaintiff asserts that if Schwab is determined to have become an interested stockholder under Section 203 prior to the TD Ameritrade board approval, the merger will be subject to Section 203’s restriction on business combinations because the voting condition set forth in the merger agreement to which the merger is subject would not satisfy the requirement in Section 203(a)(3) that a transaction with an interested stockholder be approved by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder under Section 203. The Plaintiff also alleges various breach of fiduciary duty and other claims against certain Defendants.

The Defendants and TD Ameritrade disagree with the Plaintiff’s allegation that Schwab and TD Bank entered into any agreement, arrangement or understanding within the meaning of Section 203 prior to the TD Ameritrade board approval of the merger agreement and the transactions contemplated thereby, including the merger, the TD Bank voting agreement, and the amendment and extension of the insured deposit account agreement, and disagree that Schwab became an interested stockholder under Section 203 prior to the time of such board approval. The Defendants and TD Ameritrade also disagree with the Plaintiff’s other allegations and assertions for multiple reasons. However, if it is determined that Schwab became an interested stockholder prior to TD Ameritrade board approval under Section 203, TD Ameritrade cannot complete a business combination with Schwab, including the merger, for a period of three years following the time that Schwab became an interested stockholder unless the business combination is approved by the TD Ameritrade board of directors and authorized by the TD Ameritrade stockholders by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock (other than shares of TD Ameritrade common stock deemed “owned” by Schwab under Section 203, including the shares owned by TD Bank as alleged in the complaint).

If Section 203 applies to the merger and the merger is not authorized in accordance with the statute by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose) at the TD Ameritrade special meeting, under Section 203, the merger could not be completed. Were that to occur, TD Ameritrade and Schwab would remain bound by the merger agreement and could determine to re-solicit TD Ameritrade stockholder authorization and approval of the merger agreement by a vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203, or the merger agreement could be terminated under certain circumstances, including in certain circumstances if the merger has not been completed on or prior to the November 24, 2020 initial end date. Notwithstanding the Defendants’ and TD Ameritrade’s disagreement with the claims asserted in the complaint and their belief that Section 203 does not apply to the merger, by way of this joint proxy statement/prospectus, TD Ameritrade is asking stockholders to approve the merger by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose), which the Plaintiff has agreed would moot Plaintiff’s Section 203 claim.

If the merger receives the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, the merger will close subject to the other closing conditions stated herein, even if Section 203 were determined to be applicable to the merger. If the merger does not receive the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, TD Ameritrade and Schwab have agreed that the merger will not close prior to the earlier of (i) the Court’s ruling on Plaintiff’s Section 203 claim or (ii) September 15, 2020.

TD Ameritrade will tabulate votes cast on the approval and adoption of the merger agreement at the TD Ameritrade special meeting pursuant to the voting condition set forth in the merger agreement as well as the 66 2/3% voting standard contemplated by Section 203. TD Ameritrade will publicly announce the voting results following the completion of the TD Ameritrade special meeting based on the voting condition set forth in the merger agreement as well as the Section 203 voting standard.

The joint proxy statement/prospectus is hereby amended and supplemented on page 79 by adding the following after the second full paragraph under the section titled “Risk Factors—Lawsuits have been filed against Schwab, TD Ameritrade and the TD Ameritrade board of directors and other lawsuits may be filed against Schwab, TD Ameritrade and /or their respective boards of directors challenging the merger. An adverse ruling in any such lawsuit may prevent the merger from being completed.”:

On May 12, 2020, a putative class action complaint challenging the merger was filed in the Delaware Court of Chancery. The complaint is captioned Hawkes v. Bettino et al., case number 2020-0306-PAF, and names as Defendants each member of the TD Ameritrade board of directors who was on the TD Ameritrade board of directors when the merger agreement was approved, TD Bank and Schwab. Among other things, the complaint asserts a claim against such directors alleging that the merger violates Section 203. The complaint alleges that, prior to the time that the TD Ameritrade board of directors approved the merger agreement and the transactions contemplated thereby, including the merger and the TD Bank voting agreement, Schwab and TD Bank had reached an “agreement, arrangement or understanding” with respect to the voting of TD Bank’s shares of TD Ameritrade common stock in favor of the merger in exchange for an amendment and extension of the insured deposit account agreement, thereby causing Schwab to become the “owner” of those shares and an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203. The Plaintiff also alleges various breach of fiduciary duty and other claims against certain Defendants. The Defendants and TD Ameritrade dispute the claims asserted in the complaint and believe they are without merit.

If the Court were to find that Schwab became an interested stockholder prior to the TD Ameritrade board approval within the meaning of Section 203, then under Section 203 the merger—even if all other closing conditions in the merger agreement were satisfied—could not be completed for a three year period unless it was authorized by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203.

If Section 203 applies to the merger and the merger is not authorized in accordance with the statute by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose) at the TD Ameritrade special meeting, under Section 203, the merger could not be completed. Were that to occur, TD Ameritrade and Schwab would remain bound by the merger agreement and could determine to re-solicit TD Ameritrade stockholder authorization and approval of the merger agreement by a vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203, or the merger agreement could be terminated under certain circumstances, including in certain circumstances if the merger has not been completed on or prior to the November 24, 2020 initial end date. Notwithstanding the Defendants’ and TD Ameritrade’s disagreement with the claims asserted in the complaint and their belief that Section 203 does not apply to the merger, by way of this joint proxy statement/prospectus, TD Ameritrade is asking stockholders to approve the merger by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose), which the Plaintiff has agreed would moot Plaintiff’s Section 203 claim.

If the merger receives the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, the merger will close subject to the other closing conditions stated herein, even if Section 203 were determined to be applicable to the merger. If the merger does not receive the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, TD Ameritrade and Schwab have agreed that the merger will not close prior to the earlier of (i) the Court’s ruling on Plaintiff’s Section 203 claim or (ii) September 15, 2020.

TD Ameritrade will tabulate votes cast on the approval and adoption of the merger agreement at the TD Ameritrade special meeting pursuant to the voting condition set forth in the merger agreement as well as the 66 2/3% voting standard contemplated by Section 203. TD Ameritrade will publicly announce the voting results following the completion of the TD Ameritrade special meeting based on the voting condition set forth in the merger agreement as well as the Section 203 voting standard.

The joint proxy statement/prospectus is hereby amended and supplemented on page 95 by adding the following after the first full paragraph under the section titled “—Required Vote”:

On May 12, 2020, a putative class action complaint challenging the merger was filed in the Delaware Court of Chancery. The complaint is captioned Hawkes v. Bettino et al., case number 2020-0306-PAF, and names as Defendants each member of the TD Ameritrade board of directors who was on the TD Ameritrade board of directors when the merger agreement was approved, TD Bank and Schwab. Among other things, the complaint asserts a claim against such directors alleging that the merger violates Section 203. The complaint alleges that, prior to the time that the TD Ameritrade board of directors approved the merger agreement and the transactions contemplated thereby, including the merger and the TD Bank voting agreement, Schwab and TD Bank had reached an “agreement, arrangement or understanding” with respect to the voting of TD Bank’s shares of TD Ameritrade common stock in favor of the merger in exchange for an amendment and extension of the insured deposit account agreement, thereby causing Schwab to become the “owner” of those shares and an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203. Under Section 203, if Schwab became an interested stockholder prior to the TD Ameritrade board approval, TD Ameritrade cannot complete a business combination with Schwab, including the merger, for a period of three years following the time that Schwab became an interested stockholder unless the business combination is approved by the TD Ameritrade board of directors and authorized by the TD Ameritrade stockholders by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock (other than shares of TD Ameritrade common stock deemed owned by Schwab under Section 203, including the shares owned by TD Bank as alleged in the complaint). The Plaintiff asserts that if Schwab is determined to have become an interested stockholder under Section 203 prior to the TD Ameritrade board approval, the merger will be subject to Section 203’s restriction on business combinations because the voting condition set forth in the merger agreement to which the merger is subject would not satisfy the requirement in Section 203(a)(3) that a transaction with an interested stockholder be approved by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder under Section 203. The Plaintiff also alleges various breach of fiduciary duty and other claims against certain Defendants.

The Defendants and TD Ameritrade disagree with the Plaintiff’s allegation that Schwab and TD Bank entered into any agreement, arrangement or understanding within the meaning of Section 203 prior to the TD Ameritrade board approval of the merger agreement and the transactions contemplated thereby, including the merger, the TD Bank voting agreement, and the amendment and extension of the insured deposit account agreement, and disagree that Schwab became an interested stockholder under Section 203 prior to the time of such board approval. The Defendants and TD Ameritrade also disagree with the Plaintiff’s other allegations and assertions for multiple reasons. The complaint seeks to enjoin the TD Ameritrade stockholder vote on and consummation of the merger and seeks an award of damages. The Defendants intend to defend vigorously against the claims alleged in the complaint, including the Section 203 claim, and believe that the claims are without merit.

On May 12, 2020, the Plaintiff also filed (i) a motion seeking to preliminarily enjoin the TD Ameritrade stockholder vote on the merger on the grounds that the merger is subject to the business combination restrictions of Section 203, and (ii) a motion for expedited proceedings, which asked the Court to set a preliminary injunction hearing on his Section 203 claim in advance of the TD Ameritrade stockholder vote on the merger.

On May 15, 2020, the Court held a hearing on the Plaintiff’s motion for expedited proceedings. The Court granted the Plaintiff’s motion for expedited discovery, but declined to hold any injunction hearing on the Plaintiff’s Section 203 claim prior to the TD Ameritrade special meeting scheduled for June 4, 2020. The Court has indicated that it will schedule a merits hearing on the Plaintiff’s Section 203 claim for July or August 2020.

If the Court were to find that Schwab became an interested stockholder prior to the TD Ameritrade board approval within the meaning of Section 203, then under Section 203 the merger—even if all other closing conditions in the merger agreement were satisfied—could not be completed for a three year period unless it was authorized by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203.

If Section 203 applies to the merger and the merger is not authorized in accordance with the statute by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose) at the TD Ameritrade special meeting, under Section 203, the merger could not be completed. Were that to occur, TD Ameritrade and Schwab would remain bound by the merger agreement and could determine to re-solicit TD Ameritrade stockholder authorization and approval of the merger agreement by a vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203, or the merger agreement could be terminated under certain circumstances, including in certain circumstances if the merger has not been completed on or prior to the November 24, 2020 initial end date. Notwithstanding the Defendants’ and TD Ameritrade’s disagreement with the claims asserted in the complaint and their belief that Section 203 does not apply to the merger, by way of this joint proxy statement/prospectus, TD Ameritrade is asking stockholders to approve the merger by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock not deemed owned by Schwab under Section 203 (including, as alleged in the complaint, treating the outstanding TD Ameritrade common stock owned by TD Bank and its affiliates as “owned” by Schwab for this purpose), which the Plaintiff has agreed would moot Plaintiff’s Section 203 claim.

If the merger receives the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, the merger will close subject to the other closing conditions stated herein, even if Section 203 were determined to be applicable to the merger. If the merger does not receive the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock excluding the TD Ameritrade shares deemed owned by TD Bank, Schwab and/or their affiliates, TD Ameritrade and Schwab have agreed that the merger will not close prior to the earlier of (i) the Court’s ruling on Plaintiff’s Section 203 claim or (ii) September 15, 2020.

TD Ameritrade will tabulate votes cast on the approval and adoption of the merger agreement at the TD Ameritrade special meeting pursuant to the voting condition set forth in the merger agreement as well as the 66 2/3% voting standard contemplated by Section 203. TD Ameritrade will publicly announce the voting results following the completion of the TD Ameritrade special meeting based on the voting condition set forth in the merger agreement as well as the Section 203 voting standard.

Section 203 of the DGCL

TD Ameritrade is a Delaware corporation and is subject to Section 203 of the DGCL. Section 203 prohibits a corporation from engaging in any “business combination” with an “interested stockholder” for a period of three years after the time such stockholder became an “interested stockholder” (each term defined below) unless:

•	prior to such stockholder becoming an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a “business combination” to include, among other transactions, any merger or consolidation of the corporation with the interested stockholder. Section 203 defines an “interested stockholder” to include any person that is the owner of 15% or more of the outstanding voting stock of the corporation. Section 203 defines “owner” to include a person that individually or with or through any of its affiliates or associates: beneficially owns such stock, directly or indirectly; has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (subject to certain exceptions) or has the right to vote such stock pursuant to any agreement, arrangement or understanding (subject to certain exceptions); or has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (subject to certain exceptions) or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

The joint proxy statement/prospectus is hereby amended and supplemented on page 161 by adding the following after the second paragraph under the section titled “—Litigation Relating to the Merger”:

On May 12, 2020, a putative class action complaint challenging the merger was filed in the Delaware Court of Chancery. The complaint is captioned Hawkes v. Bettino et al., case number 2020-0306-PAF, and names as Defendants each member of the TD Ameritrade board of directors who was on the TD Ameritrade board of directors when the merger agreement was approved, TD Bank and Schwab. Among other things, the complaint asserts a claim against such directors alleging that the merger violates Section 203 and that the definitive joint proxy statement/prospectus fails to disclose that the merger does not comply with Section 203, which the complaint claims is a material omission. The complaint alleges that, prior to the time that the TD Ameritrade board of directors approved the merger agreement and the transactions contemplated thereby, including the merger and the TD Bank voting agreement, Schwab and TD Bank had reached an “agreement, arrangement or understanding” with respect to the voting of TD Bank’s shares of TD Ameritrade common stock in favor of the merger in exchange for an amendment and extension of the insured deposit account agreement, thereby causing Schwab to become the “owner” of those shares and an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203. Under Section 203, if Schwab became an interested stockholder prior to the TD Ameritrade board approval, TD Ameritrade cannot complete a business combination with Schwab, including the merger, for a period of three years following the time that Schwab became an interested stockholder unless the business combination is approved by the TD Ameritrade board of directors and authorized by the TD Ameritrade stockholders by the affirmative vote of at least 66 2/3% of the outstanding TD Ameritrade common stock (other than shares of TD Ameritrade common stock deemed owned by Schwab under Section 203, including the shares owned by TD Bank as alleged in the complaint).

The Defendants and TD Ameritrade disagree with the Plaintiff’s allegation that Schwab and TD Bank entered into any agreement, arrangement or understanding within the meaning of Section 203 prior to the TD Ameritrade board approval of the merger agreement and the transactions contemplated thereby, including the merger, the TD Bank voting agreement, and the amendment and extension of the insured deposit account agreement, and disagree that Schwab became an interested stockholder under Section 203 prior to the time of such board approval. The Defendants and TD Ameritrade also disagree with the Plaintiff’s other allegations and assertions for multiple reasons. The complaint also alleges claims for breach of fiduciary duty against members of the TD Ameritrade board of directors who the Plaintiff alleges are affiliated with TD Bank and against TD Bank as TD Ameritrade’s alleged controlling stockholder, relating to the insured deposit account agreement entered into between Schwab and TD Bank. The complaint further alleges a claim against Schwab for aiding and abetting breaches of fiduciary duty. The complaint seeks to enjoin the TD Ameritrade stockholder vote on and consummation of the merger and seeks an award of damages. The Defendants intend to defend vigorously against the claims alleged in the complaint and believe that the claims are without merit.

On May 12, 2020, the Plaintiff also filed (i) a motion seeking to preliminarily enjoin the TD Ameritrade stockholder vote on the merger on the grounds that the merger is subject to the business combination restrictions of Section 203, and (ii) a motion for expedited proceedings, which asked the Court to set a preliminary injunction hearing on his Section 203 claim in advance of the TD Ameritrade stockholder vote on the merger. On May 15, 2020, the Court held a hearing on the Plaintiff’s motion for expedited proceedings. The Court granted the Plaintiff’s motion for expedited discovery, but declined to hold any injunction hearing on the Plaintiff’s Section 203 claim prior to the TD Ameritrade special meeting scheduled for June 4, 2020. The Court has indicated that it will schedule a merits hearing on the Plaintiff’s Section 203 claim for July or August 2020.